UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 12, 2008

TEREX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10702	34-1531521
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Nyala Farm Road, Westport, Connecticut	06880
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (203) 222-7170

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On December 12, 2008, the Board of Directors (the “Board”) of Terex Corporation (“Terex” or the “Company”) approved amendments to the Company’s Supplemental Executive Retirement Plan (“Existing SERP”). The following is a listing of the most significant changes to the Existing SERP, which include changes that are intended to bring the Existing SERP into compliance with Section 409A of the Internal Revenue Code of 1986, as amended:

•	Closing the Existing SERP to new participants.
•	Reducing the vesting requirement from 15 years of service with the Company to 10 years of service with the Company.
•	Eliminating participant discretion to choose when benefits commence and in what form benefits are received.
•

Amending the Existing SERP to prevent participants who are one of the Company’s 50 most highly compensated team members from receiving payments in the first six months after the participant’s separation from service from the Company.

On December 12, 2008, the Board approved the creation of a new defined contribution Supplemental Executive Retirement Plan (“New SERP”) for select senior executives, which will be effectuated by an amendment to the Company’s 2005 Deferred Compensation Plan (“DCP”). The following is a listing of the most significant changes to the DCP:

•	Amending the DCP to create a new account under the plan which will be called a Retirement Plus Account.
•	Contributions made to a participant’s Retirement Plus Account shall be based upon 10% of the participant’s base salary and bonus earned.
•	Participants in the New SERP shall vest in the contributions made to their Retirement Plus Account after 10 years of service with the Company.

A senior executive participating in the Existing SERP will not be eligible to participate in the New SERP. Participants in the Existing SERP shall be given a one time option to participate in the New SERP and convert the value of their accrued benefit as of December 31, 2008 under the Existing SERP to an actuarially determined lump sum and transfer such amount to the New SERP.

Copies of the Existing SERP, as amended, and the amendment to the DCP are filed as Exhibits 10.1 and 10.2 to this Form 8-K. The foregoing summary of the Existing SERP and the amendment to the DCP is qualified in its entirety by reference to the attached Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1	Terex Corporation Amended and Restated Supplemental Executive Retirement Plan

10.2	Amendment to the Terex Corporation 2005 Deferred Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2008

TEREX CORPORATION

By: /s/ Eric I Cohen
Eric I Cohen Senior Vice President, Secretary and General Counsel